UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 23, 2007
                Date of Report (Date of earliest event reported)

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                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

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             Delaware                    333-21859               36-3652087
   (State or other jurisdiction  (Commission File Number)      (IRS Employer
         of incorporation)                                  Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Event.

       Pursuant to the Company's December 12, 2006, announcement that it had initiated an external process to explore strategic alternatives to enhance stockholder value, the Company announced that it had engaged Goldsmith Agio Helms, an investment banking firm, to assist management and the board with the identification and evaluation of potential strategic alternatives to enhance shareholder value.

A copy of Factory Card & Party Outlet Corp's press release is attached hereto as
Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits.
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     (c) Exhibits

         99.1 Press Release issued by Factory Card & Party Outlet Corp. dated January 23, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FACTORY CARD & PARTY OUTLET CORP.

                                    /s/ Gary W. Rada
                                    ---------------------------------
                                    Gary W. Rada
Dated: January 23, 2007             President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.   Description
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    99.1      Press Release issued by Factory Card & Party Outlet Corp. dated
              January 23, 2007